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                                                                   EXHIBIT 10.34

                                                                 LEASE AGREEMENT

                                                              ORDER NO.: LA-1440

                                 -----------------------------------------------
                                 LESSEE
                                     PharmChem Laboratories, Inc.
                                 -----------------------------------------------
                                 STREET
                                     1505A O'Brien Drive
                                 -----------------------------------------------
                                 CITY         STATE    COUNTY    ZIP
                                 Menlo Park     CA              94025
                                 -----------------------------------------------
                                 NAME AND TITLE
                                    David Lattanzio, Chief Financial Officer
                                 -----------------------------------------------

AMERICAN TECHNOLOGIES CREDIT, INC.

18101 Von Karman o Suite 140-253 o Irvine, CA 92612

Telephone 714/436-6500 o Facsimile 714/436-6599

                          TERMS AND CONDITIONS OF LEASE

1. LEASED PROPERTY: Subject to the following terms and conditions, American Technologies Credit, Inc. ("Lessor") hereby agrees to lease to Lessee the Hardware; Software and other Equipment ("Property") described on the Lease Schedule(s) ("Schedule(s)") referencing this Lease Agreement ("Agreement"), and Lessee agrees to lease the Property from Lessor. Each Schedule that the parties may from time to time enter into with respect to this Agreement incorporates the terms of the Agreement and constitutes a separate lease agreement and is referred to herein as the "Lease".

2. TERM: This Lease, with respect to any Schedule, shall become effective upon acceptance by Lessor and the term for any Schedule(s) shall commence on the day Lessee certifies that the Property has been delivered to and is usable by Lessee ("Commencement Date"). Lessee agrees that its remedies, should it find fault with any of the Property, shall be and are solely against the manufacturer/vendor/licensor ("Supplier") and not against Lessor. This Lease shall give Lessee the right to use the Property at the location(s) delineated on the Schedule(s). The initial base term of the Lease shall be the first day of the calendar month following the Commencement Date ("Base Lease Term"). The Base Lease Term shall be extended for an additional one-year period (the "extended Base Lease Term") at the rate delineated on the respective Schedule(s) unless Lessee provides to Lessor written notice of Lessee's election not to extend the Base Lease Term at least one hundred eighty (180) days prior to the expiration of the initial Base Lease Term. Notwithstanding the provisions of Section 19 below, such written notice may be delivered to Lessor by hand or by certified mail and shall not be effective unless it is actually received by Lessor at least one hundred eighty (180) days prior to the expiration of the initial Base Lease Term. At the expiration of the initial Base Lease Term (or, if extended, at the expiration of the extended Base Lease
        Term), Lessee shall do one of the following: (A) purchase all, but not less than all, of the Property for its then Fair Market Value ("FMV"), plus applicable sales tax; (B) promptly return all, but not less than all, of the Property and lease replacement property from Lessor which has a cost equal to or greater than the original cost of the Property; or (C) extend the Schedule for a period of one additional year at the rental rate delineated on the respective Schedule. With respect to Option (A), FMV is the price a willing buyer (who is neither a used property dealer or reseller) would pay for the Property in an arm's length transaction to a willing seller under no compulsion to sell. Such FMV shall be determined on the basis that: (i) the Property is assumed to be in the condition in which it is to be maintained under the Lease and is in complete compliance with all other terms of the Lease; (ii) the Property is assumed to be installed and/or in full service and is valued on an installed basis; and (iii) the cost of removal of the Property from its present location is not deducted from the valuation. If Lessee elects to purchase the Property and the parties are not able to agree on FMV at least 60 days prior to the expiration of the applicable term, Lessor shall appoint an



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        independent appraiser (reasonably acceptable to Lessee) who shall determine FMV, and the parties acknowledge and agree that such determination shall be final, binding and conclusive with respect to the parties' agreed upon purchase price. Lessee shall be responsible for the cost of the appraisal. With respect to Option (B), Lessee and Lessor shall each have absolute discretion regarding their agreement or lack of agreement to the terms of a lease for replacement property. If Lessee has not elected Option (A) or (B) by the end of the initial Base Lease Term or, if extended, the extended Base Lease Term, then Option (C) shall prevail. Thereafter, this Lease will continue subject to termination by either Lessee or Lessor at the end of any month, provided at least ninety days' prior written notice is delivered to the other party. Each Schedule shall be deemed to incorporate therein these specific terms and conditions and shall have an independent initial Base Lease Term and extension period(s).

3. RENTALS: The monthly rent payable with respect to any Schedule(s) shall be the amount shown with respect to such Schedule(s). Lessee shall pay to Lessor the monthly rent for each Schedule, in advance, for each month or any part thereof that this Lease, with respect to said Schedule(s), is in effect. The first such payment shall be made on the first day of the calendar month following the Commencement Date. A prorata portion of the monthly rental charges based on a daily rental of one-thirtieth (1/30th) of the monthly rental calculated from the Commencement Date to the end of the calendar month, shall be due and payable at the Commencement Date. If rent or any other amount is not paid within ten days of its due date, Lessee agrees to pay a late charge equal to five percent (5%) of the unpaid amount. Each month thereafter, past due amounts remaining unpaid hereunder shall bear interest at the lesser of one and one-half percent (1 1/2%) per month, compounded monthly, or the maximum rate allowed by law. All rent shall be paid at the place of business of Lessor shown above or such other place as Lessor may designate by written notice to Lessee. Except as otherwise provided in this Lease, Lessee's obligation to pay rent shall be absolute and unconditional under all circumstances, notwithstanding: (i) any setoff, counterclaim, recoupment, defense or other right which Lessee may have against Lessor for any reason whatsoever; or (ii) any defect in the title, right to use, condition, operation, fitness for use, damage or destruction of or to the Property or any interruptions or cessations in use or possession thereof for any reason whatsoever, Lessee hereby waives, to the extent permitted by law, the following rights and remedies which may be conferred upon Lessee by law: (a) right to cancel or terminate this Lease except in accordance with the express terms hereof, (b) right to revoke acceptance of the Property, (c) right to recover damages from Lessor for any breach of warranty and (d) right to recover any consequential damages whatsoever.

4. ADDITIONS AND MODIFICATIONS: All additions and modifications to the Property become an integral part of the Property and are owned by Lessor. Software, as described on any Schedule(s), includes all updates, revisions, upgrades, new versions, enhancements, modifications, derivative works, maintenance fixes, translations, adaptations, and copies of the foregoing or of the original version of the Software whether obtained from the Supplier, or from any source whatsoever, and references in this Lease to Software will be interpreted as references to any and all of the foregoing. All additions and modifications to the Property must be free and clear of any liens or rights of other parties.

5. NO WARRANTIES: Lessor not being the Supplier, manufacturer, developer, publisher, distributor, or licensor of the Property, MAKES NO WARRANTIES OR REPRESENTATIONS, EXPRESS OR IMPLIED, NOR SHALL IT BE DEEMED TO HAVE MADE ANY SUCH WARRANTIES OR REPRESENTATIONS AS TO THE MERCHANTABILITY, COMPATIBILITY, FITNESS, DESIGN, CONDITIONS, QUALITY OR CAPACITY OF THE LEASED PROPERTY, OR ANY OTHER REPRESENTATION



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        OR WARRANTY WHATSOEVER WITH RESPECT TO THE PROPERTY. LESSEE REPRESENTS
        THAT ALL OF THE PROPERTY ARE OF A SIZE, DESIGN, AND CAPACITY SELECTED BY IT, AND THAT IT IS SATISFIED THAT THE SAME IS SUITABLE FOR LESSEE'S PURPOSES. Lessor assigns to Lessee during the term of the Lease any warranty rights it may have received from the Supplier as a result of Lessor's purchase of the Property. If Lessee has any claims regarding the Property or any other matter arising from Lessee's relationship with the Supplier, Lessee must make them against the Supplier. This provision survives the termination of the Lease.

6. USE, OPERATION AND MAINTENANCE: Lessee at its own expense, will provide a suitable place for the operation of the Property, and keep in force for the term of the Lease the best standard Supplier's maintenance agreement(s) which will cause the Supplier(s) to make all the necessary repairs, adjustments, and replacements in accordance with such maintenance agreement(s) and entitle Lessee (through Lessor, if necessary) to obtain available enhancements, updates, upgrades and changes.

7. RISK OF LOSS: During the period the Property is in transit, is in the possession of Lessee, and until the Property is returned to Lessor, Lessee shall assume all responsibility for loss or damage and shall hold Lessor harmless against the same. In the event that, during the term of the Lease or until the Property shall have been returned, if any of the Property shall be confiscated, taken, requisitioned, lost, stolen, destroyed or irreparably damaged for any cause whatsoever (such occurrences being hereinafter called "Casualty Occurrences"), Lessee shall immediately and fully inform Lessor. In the case of Software, the erasure, inoperability or other incapacity of the Software triggered by a preprogrammed termination or limiting design or routine embedded in the Software shall also be deemed a "Casualty Occurrence". Following a Casualty Occurrence, on the next succeeding rent payment date, Lessee shall pay to Lessor, in addition to all past due rentals and other amounts then late and outstanding, an amount equal to the Casualty Value as determined by the attached Casualty Schedule as of the date of the Casualty Occurrence. Upon the making of such payment by Lessee, the rental for such Schedule(s) shall cease to accrue as of the date of such payment and the term of the Lease as to such Schedule(s) shall terminate. Insurance proceeds received by Lessor as the result of a Casualty Occurrence with respect to any Schedule(s) shall be applied in reduction of Lessee's obligation to pay the Casualty Value. The Casualty Value as of any rent payment date (or as of any other date on which Casualty Value is payable) shall be an amount equal to that percentage of the Purchase Price or License Fee as is set forth in the Casualty Schedule attached hereto, opposite the number of such rent payment date or such other date. The Purchase Price or License Fee of any Property shall be the total cost paid by Lessor with respect to the Property.

8. INDEMNITY AND INSURANCE: Lessee assumes liability for, and agrees at its own expense to indemnify and defend Lessor, its employees, officers, directors and assigns, from and against any and all claims, liabilities, losses, damages, and expenses (including legal expenses) of every kind or nature (including, without limitation, claims based upon strict liability) arising out of the use, condition (including latent and other defects, whether or not discoverable by Lessee or Lessor), operation or ownership of any items of Property (including, without limitation, any claim for patent, trademark or copyright infringement) or any interruptions of service, loss of business, or consequential damages. These indemnities and assumptions survive termination of this Lease. Lessee, at its expense, shall procure and maintain in full force and effect at all times that this Lease is in force and effect such public liability (including, without limitation, contractual liability insurance), property damage liability, fire with extended coverage, theft, and other insurance in such form and amounts and with such companies as shall be satisfactory to Lessor. Lessor shall be named as an additional insured and loss payee on all policies which shall provide



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        that no cancellation thereof shall be effective without thirty (30)
        days' prior written notice to Lessor and shall not be invalidated as to Lessor by any act, omission or neglect of Lessee.

9. TAXES: Lessee shall pay directly, all License fees, registration fees, assessments and taxes which may now or hereafter be imposed upon the ownership, sale (if authorized), possession or use of the Property, excepting only those based on Lessor's income, and shall keep the Property fee and clear of all levies, liens or encumbrances arising therefrom. While Lessee is responsible for payment of all personal property taxes, Lessor will file all personal property tax returns. Lessor shall not be responsible for contesting any valuation of or tax imposed on the Property, but may do so strictly as an accommodation to Lessee and shall not be liable or accountable to Lessee therefor.

10. OWNERSHIP: Lessor at all times retains ownership, title and/or control over Lessee's right to use the Property in accordance with the terms of the lease. To the extent Software subject to this Lease may also be the subject of a license agreement between the Supplier and Lessee, Lessee acknowledges that the License to use the Software is being provided to Lessee solely because of payments made by Lessor to the Supplier and, accordingly, Lessee agrees that Lessor has an interest in the license. Lessee agrees that if it or any of its affiliates receives anything of value from the Supplier (including without limitation, a trade-in, substitution, discount or upgrade allowance) other than Lessee's rights to use the Software reflected on the Schedule for the term of this Lease, Lessee will advise Lessor and pay to Lessor an amount equal to such additional value obtained by Lessee. Lessee agrees that it will not surrender, transfer or modify the license agreement without first obtaining the written consent of Lessor. Lessee will at all times protect and defend, at its own cost and expense, the title and/or License rights of Lessor from and against all claims, liens and legal processes and keep all Property free and clear from all such claims, liens and processes. The Property is and shall remain personal property of Lessor.

11. EFFECTS OF TERMINATION OR EXPIRATION OF LEASE TERM: In the event Lessee elects to return the Property to Lessor in accordance with the express terms of the Lease, Le will discontinue its use of the Property pay to Lessor an inspection, refurbishment and restocking feel equal to five percent (5) of the Lessor's original cost of the Property, and immediately, at its own expense, ship the Property, with all manuals, cables, cartons and packing materials as originally furnished by Supplier, to a location within the United States in accordance with the Property return instructions provided by Lessor. In the case of Software, Lessee will destroy all intangible Software items, and deliver to Lessor all tangible items constituting Software. At Lessor's request, Lessee will also certify in a written form acceptable to Lessor that:
        (I)an inspection, refurbishment and restocking feel equal to five percent (5) of the Lessor's original cost of the Property, and immediately, at its own expense, ship the Property, with all manuals, cables, cartons and packing materials as originally furnished by Supplier, to a location within the United States in accordance with the Property return instructions provided by Lessor. In the case of Software, Lessee will destroy all intangible Software items, and deliver to Lessor all tangible items constituting Software. At Lessor's request, Lessee will also certify in a written form acceptable to Lessor that:
        (i) all the tangible Software has been delivered to Lessor; (ii) all intangible records have been destroyed; (iii) Lessee has not retained the Software in any form; (iv) Lessee will not use the Software after termination and (v) Lessee has not received from Supplier(s) anything of value relating to or in exchange for Lessee's use, rental or possession of the Software during the term of the Lease (including a trade-in, substitution or upgrade allowance). Until Lessee has complied with all of the requirements of this Section, rent payment obligations will continue from month to month at the rental rate delineated on the Schedule. TERMINATION OF ANY LEASE



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        TERM (OR TERMINATION OF THE LICENSE) SHALL NOT ABSOLVE USER FROM PAYMENT
        OF ACCRUED PERIODIC PAYMENTS OR FROM COMPLIANCE WITH THE USE AND DISCLOSURE RESTRICTIONS OF THIS AGREEMENT, OR FROM ITS OBLIGATIONS TO INDEMNIFY LESSOR.

12. PERFORMANCE OF LESSEE'S OBLIGATIONS BY LESSOR: If Lessee fails duly and promptly to perform any of its obligations under this Lease, Lessor may, at its option, immediately or at any time thereafter perform the same for the account of Lessee without thereby waiving Lessee's default, and any amount paid, expense (including reasonable attorney's fees), penalty or other liability incurred by Lessor in such performance shall be payable by Lessee to Lessor upon demand, with interest thereon at the rate set forth in Paragraph 3, above.

13. RIGHT OF INSPECTION: In addition to its rights of entry and inspection stated elsewhere in this Lease, Lessor may from time to time during reasonable business hours enter upon any premises where any of the Property may be located for the purpose of confirming the existence, condition, and proper maintenance of the Property.

14. DEFAULT: An Event of Default shall occur if: (a) Lessee fails to pay within ten (10) days after the due date, any installment of rent; (b) Lessee fails to perform or observe any covenant, condition, obligation to be performed or observed by it under this Lease and such failure continues uncured for fifteen (15) days after written notice thereof to Lessee by Lessor; (c) Lessee makes as assignment for the benefit of its creditors, files any petition or takes any action under any bankruptcy, reorganization or insolvency laws; (d) an involuntary petition is filed under any bankruptcy statute against Lessee or any receiver, trustee or custodian is appointed to take possession of Lessee's properties, unless such petition or appointment is set aside or withdrawn within sixty days of said filing or appointment; (e) Lessee attempts to or does remove, transfer, sell, sublicense, encumber, part with possession, or sublet any of the Property; (f) Lessee attempts to assign or transfer this Lease or its interest under the Lease or moves the Property from the location(s) set forth on the Schedule without Lessor's prior written consent; or (g) Lessee undergoes a sale, buyout, change in control, or change in ownership of any type, form or manner which, as judged solely by Lessor, results in a material deterioration in Lessee's credit worthiness.

15. REMEDIES: If an Event of Default shall occur and be continuing, Lessor may exercise at its sole option, but not specifically limited thereto, any one or more of the following remedies: (a) terminate this Lease and Lessee's rights hereunder, (b) proceed, by appropriate court action or actions either at law or in equity, to enforce performance by Lessee of the applicable covenants of this Lease or to recover damages for the breach thereof, (c) by notice in writing to Lessee, recover all amounts due on or before the date Lessor declared this Lease to be in default, plus, as liquidated damages for loss of a bargain and not as a penalty, accelerate, and declare to be immediately due and payable, all rentals and other sums payable hereunder, without any presentment, demand, protest or further notice (all of which hereby are expressly due and payable, and (d) take immediate possession of the Property, or any part thereof, from Lessee free from all claims by Lessee. In the case of Software, it is acknowledged and agreed that the unauthorized use, disclosure, or transfer of the Software could cause Lessor incalculable, irreparable, and serious harm. Therefore, if Lessee is found to be using (in whatever manner) any portion of the Software after the applicable Lease Term or if Licensor terminates a License or Lessee's right to use the Software thereunder for an alleged breach of the License's use, disclosure, or transfer restrictions, then liquidated damages shall be payable immediately to Lessor in an amount equal to two (2) times the amount paid by Lessor with respect to the Software. The exercise of any of the foregoing



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        remedies by Lessor shall not constitute a termination of this Lease unless Lessor so notifies Lessee in writing. In the event Lessor repossesses the Hardware, Lessor may (A) lease the Hardware or any portion thereof, in such a manner, for such time and upon such terms as Lessor may determine, or (B) sell the Hardware or any portion thereof, at one or more public or private sales, in such manner, and at such times and upon such terms as Lessor may determine. In the event that Lessor leases the Hardware, any rentals received by Lessor for the remaining lease term (the period ending on the date when the initial Base Lease Term for the Hardware would have expired), shall be applied to the payment of (i) all costs and expenses (including reasonable attorney's fees) incurred by Lessor in retaking possession of, and removing, storing, repairing, refurbishing and leasing such Hardware, and (ii) the rentals for the remainder of the initial term and all other sums, then remaining unpaid under this Lease. The remaining balance of such rentals, if any, shall be applied to reimburse Lessee for any sums previously paid by Lessee as liquidated damages. All rentals received by Lessor for the period commencing after the remaining initial Base Lease Term shall be retained by Lessor. Lessee shall remain liable to Lessor to the extent that the aggregate amount of the sums referred to in clauses (i) and (ii) above shall exceed the aggregate rentals received by Lessor under such leases for the respective remaining lease term applicable to the Hardware covered by such leases. In the event that Lessor shall sell or otherwise dispose of (other than pursuant to a lease) the Hardware, the proceeds thereof shall be applied to the sum of
        (1) all costs and expenses (including reasonable attorney's fees) incurred by Lessor in retaking possession of, and removing, storing, repairing, refurbishing and selling or otherwise disposing of such Hardware, (2) the rentals accrued under this Lease, but unpaid up to the time of such sale or other disposition, (3) any and all other sums (other than rentals) then owing to Lessor by Lessee hereunder, and (4) the Casualty Value of such Hardware determined as of the date of such sale or other disposition in accordance with the Casualty Schedule attached hereto. The remaining balance of such proceeds, if any, shall be applied first to reimburse Lessee for any sums previously paid by Lessee as liquidated damages, and any remaining amounts shall be retained by Lessor. Lessee shall remain liable to Lessor to the extent that the aggregate amount of the sums referred to in clauses (1) THROUGH
        (4) ABOVE SHALL EXCEED THE AGGREGATE PROCEEDS RECEIVED BY Lessor in connection with the sale or disposition of the Property Lessor's remedies, as discussed in this Agreement, including but not limited to remedies discussed in this paragraph shall not be construed as a waiver of subsequent or continuing defaults or breaches.

16. ATTORNEY'S FEES AND VENUE OF LITIGATION: THE PARTIES AGREE THAT ALL DISPUTES, WHETHER BASED IN TORT OR CONTRACT, RELATING TO OR ARISING OUT OF THIS LEASE WILL BE SUBMITTED TO THE ORANGE COUNTY, CALIFORNIA OFFICE OF ENDISPUTE, INC., DBA J-A-M-S/ENDISPUTE ("JAMS") FOR A TRIAL OF ALL ISSUES OF LAW AND FACT CONDUCTED BY A RETIRED JUDGE OR JUSTICE FROM THE PANEL OF JAMS, APPOINTED PURSUANT TO A GENERAL REFERENCE UNDER CALIFORNIA CODE OF CIVIL PROCEDURE SECTION 638(1) OR ANY AMENDMENT, ADDITION, OR SUCCESSOR SECTION THERETO) UNLESS LESSOR OR ITS ASSIGNEE SELECTS AND ALTERNATIVE FORUM. IF THE PARTIES ARE UNABLE TO AGREE ON A MEMBER OF THE JAMS PANEL, THEN ONE SHALL BE APPOINTED BY THE PRESIDING JUDGE OF THE CALIFORNIA SUPERIOR COURT FOR THE COUNTY OF ORANGE. IN THE EVENT THAT JAMS IN THE COUNTY OF ORANGE CEASES TO EXIST, THEN THE PARTIES AGREE THAT ALL DISPUTES ARISING UNDER THIS LEASE FOR ANY BREACH WILL BE FILED AND CONDUCTED IN THE CALIFORNIA SUPERIOR COURT OF THE COUNTY OF ORANGE, UNLESS LESSOR OR ITS ASSIGNEE SELECTS AN ALTERNATIVE FORUM. LESSEE AGREES TO SUBMIT TO THE PERSONAL JURISDICTION OF THE CALIFORNIA SUPERIOR COURT FOR THE COUNTY OF



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        ORANGE. LESSEE AND LESSOR WAIVE THEIR RIGHTS TO A JURY TRIAL IN ANY
        ACTION ARISING OUT OF OR RELATING TO THIS LEASE. If any party to this Lease brings any action to enforce any of the terms, or to recover for any breach, then the prevailing party is entitled to recover reasonable attorneys' fees and costs, including all JAMS-related costs and costs of collection, from the other party.

17. TRANSPORTATION; INSTALLATION/DEINSTALLATION: All transportation, rigging and drayage charges on delivery or redelivery of the Property to and from Lessee shall be paid by Lessee. All installation and deinstallation charges including packing materials and any fees and charges for maintenance certification or recertification by the Manufacturer/Supplier/ Licensor shall be paid by Lessee.

18.     FURTHER ASSURANCES; OFFER AND ACCEPTANCE; LESSEE'S FINANCIAL
        INFORMATION: Lessee's signing of this Lease shall constitute a firm offer. In consideration of Lessor's time and effort in reviewing and acting on the offer, Lessee agrees that its offer shall be irrevocable for a period twenty (2) business days after the date it is submitted to Lessor. Lessor's signing of this Lease shall constitute acceptance of Lessee's offer to enter into the Lease. Upon acceptance by Lessor, Lessee shall execute and deliver such instruments and assurances as Lessor deems necessary for confirmation, assignment and assurance of performance by Lessee of its obligation hereunder or for perfection of this Lease, including but not limited to the filing of Uniform Commercial Code Financing Statements (which Lessee agrees may be executed by Lessor on Lessee's behalf). Lessee further authorizes Lessor to insert in each Lease Schedule and in other appropriate documentation the serial number(s) and other identifying data of the Property, and to insert applicable lease dates and assignment dates as necessary to complete such supplemental documentation. Prior to Lessor's acceptance of the Lease and throughout the term of the Lease, Lessee shall provide Lessor with all credit information reasonably requested by Lessor, including but not limited to comparative audited financial statements for the most current annual and interim reporting period.

19. NOTICES: ALL NOTICES TO LESSOR MUST BE IN WRITING AND SENT CERTIFIED MAIL RETURN RECEIPT REQUESTED TO THE ADDRESS ABOVE OR SUCH OTHER ADDRESS AS TO WHICH LESSEE HAS BEEN NOTIFIED IN WRITING.

20. AGREEMENTS: All agreements, representations, and warranties contained in this Lease, or in any document or certificate delivered pursuant hereto or in connection herewith, shall survive the expiration or other termination of this Lease. Any provision of this Lease which may be determined by competent authority to be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, Lessee hereby waives any provision of law which renders any provision hereof prohibited or unenforceable in any respect. THIS LEASE SHALL BE CONSTRUED IN ACCORDANCE WITH AND SHALL BE GOVERNED BY THE LAWS OF THE STATE OF CALIFORNIA. Time is of the essence on this Lease.

21. ASSIGNMENT: WITHOUT THE PRIOR WRITTEN CONSENT OF LESSOR, LESSEE SHALL NOT ASSIGN THIS LEASE OR ITS INTEREST HEREUNDER IN ANY FORM OR MANNER INCLUDING, BUT NOT LIMITED TO, AN ASSIGNMENT DUE TO A SALE, MERGER, LIQUIDATION, SUBLEASE, LEVERAGED BUYOUT, CHANGE OF OWNERSHIP OR CHANGE-IN-CONTROL. LESSOR MAY ASSIGN ANY OF ITS RIGHTS IN THE LEASE AND/OR THE PROPERTY TO AN ASSIGNEE ("ASSIGNEE"). LESSEE HEREBY CONSENTS TO SUCH ASSIGNMENT AS SHALL BE DESIGNATED BY WRITTEN NOTICE GIVEN TO



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        LESSEE AND FURTHER AGREES AS FOLLOWS: (1) THAT ASSIGNEE DOES NOT ASSUME
        ANY OF THE OBLIGATIONS OF LESSOR HEREUNDER; (2) TO PAY ALL ASSIGNED AMOUNTS DUE UNDER THE LEASE DIRECTLY TO ASSIGNEE UNCONDITIONALLY WITHOUT OFFSET AND LESSEE FURTHER AGREES THAT SUCH MONIES SHALL BE PAYABLE NOTWITHSTANDING ANY DEFENSE OR COUNTERCLAIM WHATSOEVER, WHETHER BY REASON OR BREACH OF THE LEASE, THE EXERCISE OF ANY RIGHT HEREUNDER, OR OTHERWISE, WHICH IT MAY OR MIGHT NOW OR HEREAFTER HAVE AS AGAINST LESSOR (LESSEE RESERVING ITS RIGHT TO ASSERT ANY SUCH DEFENSE OR COUNTERCLAIM DIRECTLY AGAINST LESSOR); AND (3) THAT SUBJECT TO AND WITHOUT IMPAIRMENT OF LESSEE'S LEASEHOLD RIGHTS IN AND TO THE PROPERTY, LESSEE SHALL HOLD POSSESSION OF THE PROPERTY FOR ASSIGNMENT TO THE EXTENT OF ASSIGNEE'S RIGHTS THEREIN.

22. UNIFORM COMMERCIAL CODE ACKNOWLEDGEMENT: Lessee acknowledges that it has received and approved any written "Supply Contract" covering the Property purchased from the Supplier for lease and Lessor has informed or advised Lessee, either previously or by this Lease, of this following: (i) the identity of the Supplier; (ii) that Lessee may have rights under the Supply Contract; and (iii) that Lessee may contact the Supplier for a description of any such rights. This Lease is a "Finance Lease". (The terms "Finance Lease", "Supply Contract" and "Supplier" as used in this Lease have the meanings only as ascribed to them under Division 10 of the California Uniform Commercial Code and have no effect of any tax or accounting treatment.) This provision survives termination of the Lease.


--------------------------------------------------------------------------------

THIS LEASE AGREEMENT AND THE APPLICABLE SCHEDULE(S) CONTAIN THE ENTIRE AGREEMENT BETWEEN LESSOR AND LESSEE WITH RESPECT TO THE SUBJECT MATTER HEREOF. THE LEASE CAN ONLY BE MODIFIED IN WRITING, WITH SUCH MODIFICATIONS SIGNED BY A PERSON AUTHORIZED TO SIGN AGREEMENTS ON BEHALF OF LESSEE AND BY AN AUTHORIZED SIGNER OF LESSOR. NO ORAL OR OTHER WRITTEN AGREEMENTS, REPRESENTATIONS OR PROMISES SHALL BE RELIED UPON BY, OR BE BINDING ON, THE PARTIES UNLESS MADE A PART OF THIS LEASE BY A WRITTEN MODIFICATION SIGNED BY AN AUTHORIZED SIGNER OF LESSEE AND LESSOR.

LESSEE: /s/ DAVID A. LATTANZIO          LESSOR: /s/ IRENE TANIHARA
       ------------------------------          ---------------------------------
       Authorized Signature                    Authorized Signature

--------------------------------------------------------------------------------

OFFER AND ACCEPTANCE

This Lease is subject to approval
and acceptance by the American
Technologies Credit, Inc. Finance
Committee. BY SIGNING BELOW, THE
SIGNER CERTIFIES THAT HE HAS READ                      ACCEPTANCE
THE AGREEMENT, INCLUDING THE
REVERSE SIDE, AND THAT HE IS                      AMERICAN TECHNOLOGIES
AUTHORIZED TO SIGN ON BEHALF OF                       CREDIT, INC.
LESSEE. UNTIL THIS LEASE HAS BEEN
SIGNED BY AN AUTHORIZED SIGNER OF
LESSOR, IT SHALL CONSTITUTE A FIRM
OFFER BY LESSEE.

                  OFFER

LESSEE:     PharmChem Laboratories, Inc.

By:         /s/ DAVID A. LATTANZIO         By: /s/ IRENE TANIHARA
            ------------------------          -------------------------------------------------

Name/Title: DAVID LATTANZIO, VP            Name/Title: IRENE TANIHARA, ASSISTANT VICE PRESIDENT
            ------------------------                  -----------------------------------------


Date: 3/10/99                              Date: 3/29/99
     -------------------------------           ------------------------------------------------

                                  ADDENDUM "A"

                                       TO
                        LEASE AGREEMENT ORDER NO. LA-1440

                        WITH RESPECT TO LEASE SCHEDULE 1

This Addendum is supplemental to and made a part of Lease Agreement Order No. LA-1440 dated 03/29/99 (the "Agreement"), Lease Schedule No. 1 dated 03/29/99 (the "Schedule"), and other documents under the Lease and Schedule (collectively forming the "Lease"). The parties to the Lease include PharmChem Laboratories, Inc. ("Lessee") and American Technologies Credit, Inc. ("Lessor").

Capitalized terms used in this Addendum without definition shall have the meanings set forth in the Lease, unless the context hereof specifically requires otherwise. This Addendum is to be construed as supplemental to, and a part of the Lease.

Lessee and Lessor acknowledge and agree that the Lease is hereby amended with respect to Lease Schedule No. 1, as follows:

        I. SECTION 2. TERM: In line twenty-three (23) through to line twenty-five (25) delete the text that reads "(A) purchase all, but not less than all, of the Property for its then Fair Market Value ("FMV"), plus applicable sales tax;" and in its stead insert the following text:

                "(A) PURCHASE ALL, BUT NOT LESS THAN ALL, OF THE PROPERTY FOR A FAIR MARKET VALUE ("FMV) PURCHASE PRICE NOT TO EXCEED TEN PERCENT (10%) OF THE TOTAL COST PAID BY LESSOR WITH RESPECT TO THE PROPERTY, PLUS ALL APPLICABLE SALES/USE TAXES THEREON AND ALL ACCRUED BUT UNPAID INTEREST, TAXES, PENALTIES AND/OR OTHER SUMS DUE UNDER THE LEASE;"

        II. SECTION 6. USE, OPERATION AND MAINTENANCE: Section 6 USE, OPERATION AND MAINTENANCE shall be deleted in its entirety and the following inserted in its stead:

                "LESSEE, AT ITS OWN EXPENSE, WILL PROVIDE A SUITABLE PLACE FOR THE OPERATION OF THE PROPERTY, AND SHALL, AT ITS OWN EXPENSE, MAINTAIN THE PROPERTY, INCLUDING ALL REPAIRS, ADJUSTMENTS, AND REPLACEMENTS NEEDED FOR LESSEE'S USE OF THE PROPERTY DURING THE APPLICABLE TERM OF THE LEASE."

        III. SECTION 7. RISK OF LOSS: After the last sentence of Section 7 RISK OF LOSS the following additional sentences shall be added:

                "Notwithstanding the provisions of Section 7 RISK OF LOSS, in the event of a Casualty Occurrence, Lessee shall have the option, after providing Lessor with written notice of its election of said option, of itself procuring replacement property (the "Replacement Property") which shall, in turn substitute for the Property that was the subject of the Casualty Occurrence and continuing the Lease without any interruption whatsoever. Lessee shall use its own funds and/or insurance proceeds relating to the Property that was the subject of the Casualty Occurrence to procure the Replacement Property and Lessor shall obtain good title in and to the Replacement Property free and clear of any liens and/or encumbrances of any kind whatsoever. It is a further condition of Lessee that the Replacement Property shall be of equal or greater value than the Property that was the subject of the Casualty Occurrence and, at Lessor's sole and absolute discretion, be deemed to be like-kind property. Once the Replacement Property is delivered to and is usable by Lessee the Replacement Property shall then serve as the Property under this Lease."

        IV. SECTION 9. TAXES: Beginning in line five (05) and continuing through to line seven (07) delete in its entirety the sentence beginning with "While Lessee is responsible for payment" and ending with the words "Lessor will file all personal property tax returns[.]" and in its stead insert the following:

                "Lessee is and shall at all times be responsible for payment of all personal property taxes on the Property and ALL REQUIRED PERSONAL PROPERTY TAX RETURNS RELATED TO THE PROPERTY SHALL BE FILED BY LESSEE UNLESS OTHERWISE PROVIDED IN WRITING."

        V. SECTION 10. OWNERSHIP: Section 10 OWNERSHIP shall be deleted in its entirety and the following inserted in its stead:

                "LESSOR AT ALL TIMES RETAINS OWNERSHIP, TITLE AND/OR CONTROL OVER LESSEE'S RIGHT TO USE THE PROPERTY IN ACCORDANCE WITH THE TERMS OF THE LEASE. THE PROPERTY IS AND SHALL REMAIN PERSONAL PROPERTY OF LESSOR."

        VI. SECTION 14. DEFAULT: Beginning in line thirteen (13) and continuing through to line eighteen (18) delete in its entirety the text beginning with "(f) Lessee attempts to assign or transfer this Lease" and ending with the text "results in a material deterioration in Lessee's credit worthiness[.]" and in its stead insert the following:

                "(f) LESSEE ATTEMPTS TO ASSIGN OR TRANSFER THIS LEASE OR ITS INTEREST UNDER THE LEASE OR MOVES THE PROPERTY FROM THE LOCATION(S) SET FORTH ON THE SCHEDULE WITHOUT LESSOR'S PRIOR WRITTEN CONSENT (WHICH CONSENT SHALL NOT BE UNREASONABLY WITHHELD BY LESSOR); OR (G) LESSEE UNDERGOES A SALE, BUYOUT, CHANGE IN CONTROL, OR CHANGE IN OWNERSHIP OF ANY TYPE, FORM OR MANNER WHICH, AS JUDGED BY LESSOR, RESULTS IN A MATERIAL DETERIORATION IN LESSEE'S CREDIT WORTHINESS. UNDER SUBPART (G), ABOVE, IT IS A REQUIREMENT OF THIS LEASE THAT LESSEE MUST OBTAIN LESSOR'S PRIOR WRITTEN CONSENT (WHICH CONSENT SHALL NOT BE UNREASONABLY WITHHELD BY LESSOR)."

        VII. SECTION 16. ATTORNEY'S FEES AND VENUE OF LITIGATION: Beginning in line ten (10) and continuing through to line eleven (11) delete the words that read "UNLESS LESSOR OR ITS ASSIGNEE SELECTS AN ALTERNATIVE FORUM[.]" and in their stead insert the following:

                "UNLESS LESSOR OR ITS ASSIGNEE SELECTS AN ALTERNATIVE FORUM IN AN APPLICABLE COUNTY IN THE STATE OF CALIFORNIA WHERE JURISDICTION AND VENUE WOULD APPLY UNDER CALIFORNIA LAW."

        VIII. SECTION 18. FURTHER ASSURANCES: OFFER AND ACCEPTANCE; LESSEE'S FINANCIAL INFORMATION: In line four (04) delete the text that reads "twenty (20)" and in its stead insert the following text:

                "TWELVE (12)"

        IX. SECTION 18. FURTHER ASSURANCES: OFFER AND ACCEPTANCE: LESSEE'S FINANCIAL INFORMATION: After the last sentence of Section 18 FURTHER ASSURANCES; OFFER AND ACCEPTANCE; LESSEE'S FINANCIAL INFORMATION the following sentence shall be added:

                "NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN, IF LESSOR DOES NOT EXECUTE THIS LEASE AND RETURN A COPY OF SAID LEASE TO LESSEE WITHIN THE TWELVE (12) BUSINESS DAY PERIOD, ALL AS SET FORTH ABOVE, LESSOR SHALL HAVE BEEN DEEMED TO HAVE REJECTED THE OFFER MADE BY LESSEE WITH RESPECT TO THIS LEASE AND LESSEE SHALL BE ENTITLED FORTHWITH TO THE RETURN OF ITS FULL DEPOSIT (AS SET FORTH ON LEASE SCHEDULE NO. 1) FROM LESSOR."

        X. SECTION 21. ASSIGNMENT: In line two (02) after the text that reads "LESSOR," and before the word that reads "LESSEE" insert the following text:

                "WHICH CONSENT SHALL NOT BE UNREASONABLY WITHHELD BY LESSOR,"

In all other respects the terms and conditions of the Lease, as originally written, shall remain in full force and effect. The Lease, as amended herein, sets forth the entire and final understanding between the parties with respect thereto. The terms of this Addendum have been negotiated and jointly drafted by Lessee and Lessor and, therefore, the language of the Addendum shall not be construed in favor or against either party. The undersigned represent that they have the authority to enter into this Agreement, and that the same shall be legally binding and enforceable on the respective principals.

IN WITNESS WHEREOF the parties hereto, by their authorized signatories, have executed this Addendum at the date set forth below their respective signatures.

Lessee: PharmChem Laboratories, Inc.    Lessor: American Technologies Credit, Inc.
       ------------------------------          ------------------------------
By: /s/ DAVID A. LATTANZIO              By: /s/ IRENE TANIHARA
   ----------------------------------      ----------------------------------
Name: DAVID A. LATTANZIO                Name: IRENE TANIHARA
     --------------------------------        --------------------------------
Title: VP                               Title: AVP
      -------------------------------         -------------------------------
Date: 3/10/99                           Date: 3/29/99
     ---------------------------------       ---------------------------------

                                  ADDENDUM "B"

                                       to
                                LEASE SCHEDULE 1

                                       to
                        LEASE AGREEMENT ORDER NO. LA-1440

This Addendum is supplemental to and made a part of Lease Agreement Order No. LA-1440 , dated 03/29/99 , (the "Lease"), and Lease Schedule 1, and other related documents under the Lease and Schedule (together forming the "Agreement"). The parties to the Agreement include PharmChem Laboratories, Inc., as Lessee, and American Technologies Credit, Inc. as Lessor.

Capitalized terms used in this Addendum without definition shall have the meanings set forth in the Lease, unless the context hereof otherwise specifically requires. This Addendum is to be construed as supplemental to, and part of, the Lease. In the event of any inconsistency between the Lease and this Addendum, the terms and provisions of this Addendum shall prevail.

Lessee and Lessor hereby agree that the above-referenced Agreement is revised as indicated below.

Section 11. EFFECTS OF TERMINATION OR EXPIRATION OF LEASE TERM:

        Sentence one (1) shall be change to read; "...pay to Lessor an inspection, refurbishment and restocking fee equal to one percent (1%) of the original lease amount, and immediately, at its own expense, ship the Property,..."

Section 13. RIGHT OF INSPECTION:

        The following shall be added at the end of sentence one (1):
        "...provided Lessee is notified in writing twenty-four (24) hours in advance."

Section 14. DEFAULT:

        The following shall be added at the end of this Section: "It shall not be deemed to be a Change-In-Control during the term of this Lease if company stock is bought and sold in the normal course of business. It is the intent of the parties hereto that a Change-In-Control shall mean a sale, liquidation, merger or some other form of change in ownership which would materially impact Lessee's structure."

In all other respects, the terms and conditions of the Agreement shall remain in full force and effect as originally set forth. The Agreement sets forth the entire and final understanding between the parties with respect hereto. Lessee and Lessor acknowledge and agree that they jointly negotiated and drafted this Addendum and, therefore, any ambiguities herein shall not be construed against either party. The undersigned represent that they have the authority to enter into this Agreement, and that the same shall be legally binding and enforceable on the respective principals.

IN WITNESS WHEREOF, the parties hereto, by their authorized signatories, have executed this Addendum at the date set forth their respective signatures.

LESSEE:                                 LESSOR:

PharmChem Laboratories, Inc.            American Technologies Credit, Inc.

By: /s/ DAVID A. LATTANZIO              By: /s/ IRENE TANIHARA
   ----------------------------------      ----------------------------------
Name: DAVID A. LATTANZIO                Name: IRENE TANIHARA
     --------------------------------        --------------------------------
Title: VP                               Title: ASSISTANT VICE PRESIDENT
      -------------------------------         -------------------------------
Date: 3/10/99                           Date: 3/29/99
     --------------------------------        --------------------------------

                       AMERICAN TECHNOLOGIES CREDIT, INC.

           18101 Von Karman Avenue o Suite 140-253 o Irvine o CA 92612
                 Telephone 714/436-6500 o Facsimile 714/436-6599

April 27, 1999

PharmChem Laboratories, Inc.
1505A O'Brien Drive
Menlo Park, CA  94025

Ladies/Gentlemen:

Reference is made to that Lease Agreement Order No. LA-1440 , dated March 29, 1999 , by and between PharmChem Laboratories, Inc., as Lessee, and American Technologies Credit, Inc. (the "Agreement"), and to Lease Schedule 1 and all related subsidiary documents under the Agreement (collectively the "Lease"). Notwithstanding anything to the contrary contained therein, and to the limited extent hereof, this Letter Agreement amends and supersedes the said Lease and is hereby incorporated by reference therein.

Capitalized terms used in this Letter Agreement without definition shall have the meanings set forth in the Lease, unless the context hereof otherwise specifically requires. This Letter Agreement is to be construed as supplemental to, and part of, the Lease.

It is agreed and acknowledged that the final Property cost has been revised from $1,000,000.00 to $1,082,445.50. As a result, the following revisions to the Agreement are required:

        LEASE SCHEDULE 1              AS STATED             AS REVISED
        ----------------              ---------             ----------
        MONTHLY RENT                  $29,150.00            $31,553.29
        DEPOSIT                       $29,150.00            $31,553.29

        DELIVERY ORDER                AS STATED             AS REVISED

        MONTHLY RENT                  $29,150.00*           $31,553.29**

        *  Plus applicable Sales/Use Tax

        ** Sales/Use Tax Exempt

In all other respects, the terms and conditions of the Lease, as originally written, shall remain in full force and effect. The Lease, as amended herein, sets forth the entire and final understanding between the parties with respect hereto. The terms of this Letter Agreement have been negotiated and jointly drafted by American Technologies Credit, Inc. and Lessee and, therefore, the language of the Letter Agreement shall not be construed in favor or against either party. The undersigned represent that they have the authority to enter into this Lease, and that the same shall be legally binding and enforceable on the respective principals. Please acknowledge your acceptance of same by your authorized signature below and return the original of this Letter Agreement to American Technologies Credit, Inc. within five (5) days from the date hereof.

ACKNOWLEDGED AND ACCEPTED ON THIS       Very truly yours,
28TH DAY OF APRIL __, 1999              AMERICAN TECHNOLOGIES CREDIT, INC.

PharmChem Laboratories, Inc.

BY: /s/ DAVID A. LATTANZIO              /s/ IRENE TANIHARA
   ------------------------------          ------------------------------
NAME: David Lattanzio                      Irene Tanihara
     ----------------------------          Assistant Vice President
TITLE: Vice President
      ---------------------------

LEASE AGREEMENT ORDER NO. LA-1440, LEASE SCHEDULE NO. 1
(collectively the "Lease")

ASSIGNMENT OF LEASE - WITHOUT RECOURSE

TO      THE CITY GROUP/EQUIPMENT FINANCING, INC.

RE Lease between PharmChem Laboratories, Inc. as Lessee and undersigned, dated 03/29/99 having aggregate unpaid Initial Base Lease Term rentals assigned hereunder of $1,072,811.86, which equals the sum of Thirty-Four
        (34) monthly rental payment(s) of $31,553.29 each, plus one final payment of $N/A (the "Assigned Base Rent") payable over the assigned portion of the Initial Base Lease Term ("Assigned Term").

For value received undersigned ("Assignor") hereby sells, assigns, transfers and sets over to The CIT Group/Equipment Financing, Inc., its successors and assigns ("Assignee"), WITHOUT RECOURSE to Assignor (except for Assignee's rights in the event of any breach by Assignor of its representations, warranties and covenants herein, as such rights are described herein), the annexed above-named Lease ("Lease"), together with All Assignor's rights in the Lease (excepting the rights expressly retained herein by Assignor as "Retained Rights"), all right, title and interest in the Assigned Base Rent due and to become due thereunder including, without limitation, the right to all other sums payable under the Lease such as casualty value payments, the termination payment (if any), indemnity payments, reimbursements for insurance, transportation, installation or removal, taxes and maintenance.

Assignor also assigns to Assignee all of Assignor's rights and remedies under the Lease and any guaranty thereof, including the right to take, in Assignor's or Assignee's name, any and all proceedings, legal, equitable or otherwise, that Assignor might otherwise take, save for this Assignment and hereby appoints Assignee as its agent and attorney-in-fact to carry out such actions. Notwithstanding the foregoing, nothing herein shall be construed as constituting an assignment of Assignor's (i) rights to terminate the Lease at the end of the Assigned Term, (ii) rights of the Lessor during the extension period(s) specified in the Lease and (iii) rights under any guaranty or collateral which expressly serves as security for solely the Retained Rights, including but not limited to Assignor's retention of ownership of the Property after all assigned obligations have been satisfied by Lessee (collectively, the "Retained Rights").

As security for all amounts due to Assignor under the Lease, Assignor hereby grants to Assignee a security interest in all property covered by and described in the Lease. TITLE TO ALL SUCH PROPERTY SHALL REMAIN IN THE ASSIGNOR AND IS NOT TRANSFERRED TO ASSIGNEE FOR ANY PURPOSE. Upon the first to occur of either (a) full satisfaction of Lessee's obligations under the Lease during the Assigned Term and (b) full satisfaction of Assignor's obligations to Assignee under this Assignment, if any, Assignee shall reassign the Lease, and any assigned guaranty or other security therefor to Assignor and promptly take all necessary actions to terminate its security interest in the Property. In the event of such reassignment, Assignee shall warrant that the Lease and Property are not subject to any liens created by Assignee.

Assignee shall have no obligation of Assignor as Lessor under the Lease. Assignee will not, without the prior written consent of Assignor, provided to Lessee directly any amount(s) by which Lessee may terminate the Lease. Any such requests made by Lessee to Assignee shall promptly be forwarded in writing by Assignee to Assignor.

Assignor warrants that: Assignor, by virtue of its purchase of the property described in the Lease, is the owner of such property free from all liens and encumbrances except the Lease and except that with respect to software included in the Property, Assignor may have acquired only a qualified ownership of such software by virtue of Assignor's purchase of the software from the software vendor, the Lease is the only document executed between lessor and lessee concerning the property described in the Lease; the Lease and any accompanying guaranties, waivers and/or other instruments are genuine and enforceable and are and will continue free from defenses, set-offs and counterclaims; all signatures, names, addresses, amounts and other statements and facts contained therein are true and correct; the aggregate unpaid initial base lease term rentals shown above is correct; the property has been delivered to lessee under the Lease on the date set forth below in satisfaction condition and has been accepted by lessee, and that Assignor will comply with all its warranties and other obligations with respect thereto; the Lease transaction conforms to all applicable laws and regulations; the Lease constitutes and will continue to constitute a valid reservation of unencumbered title to or first lien upon or security interest in the property covered thereby, effective against all persons; if filing, recordation or any other action or procedure is permitted or required by statute or regulation to perfect such reservation of title, lien or security interest, the same has been accomplished.

ASSIGNMENT OF LEASE WITHOUT RECOURSE
PAGE TWO OF TWO

If Assignor breaches any agreement, representation or warranty contained in this Assignment or the Lease, Assignor will, upon Assignee's request, promptly repurchase the Lease for an amount (the "Discounted Repurchase Amount") equal to the sum of (i) the outstanding balance of Assigned Base Rent payable by Lessee for the unexpired Assigned Term remaining on the date of demand discounted at the same interest rate and by the same method used by Assignee when purchasing the Lease, plus (ii) accrued and unpaid Assigned Based Rent, taxes and other Lease charges, plus (iii) reasonable expenses of collection, repossession, transportation and storage incurred by Assignee. Assignor agrees that Assignee may in Assignor's name endorse all remittances received, and Assignor gives express permission to Assignee to release, on terms satisfactory to Assignee or by operation of law or otherwise, or to compromise or adjust any and all rights against and grant extensions of time of payment to Lessee or any other persons obligated on the Lease or on any accompanying guaranty, or to agree to the substitution of a lessee, without notice to Assignor and without affecting Assignor's obligations hereunder; provided, however, that prior to Assignee taking any of such actions, Assignee shall give Assignor ten (10) days prior written notice of its intended action(s) and a right to repurchase the Lease for an amount equal to the Discounted Repurchase Amount within ten (10) days of the date of such notice. If Assignor has not repurchased the Lease within ten (10) business days of such notice, then Assignor shall be deemed to have reflected such offer and waived any objections it may have with respect to Assignee's intended actions.

In the event that Assignee has declared a default under the Lease and determines to repossess the Leased Property, it shall notify Assignor in writing that it intends to repossess the Property in accordance with the Lease and shall give Assignor a right of first refusal to repurchase the Lease for an amount equal to the Discounted Repurchase Amount within ten (10) business days after such notice. If Assignor has not given written notice of its intent to repurchase the Lease to Assignee within 10 business days, then Assignor shall be deemed to have rejected such offer and Assignee shall have all rights and remedies available to it under the Uniform Commercial Code with respect to the foreclosure of its security interest in the Property. The foregoing provision shall not, however, be construed to unnecessarily impair or restrict Assignee from fully exercising all rights and remedies available to it in order to protect its security interest in the Lease and the property described in the Lease.

Assignor and Assignee agree that Assignee shall provide notice to Lessee of this Assignment, in the form of the Letter attached hereto as Exhibit "A". During the Assigned Term, Assignor shall have no authority to, and will not, without Assignee's prior written consent, accept payments of rents or of option prices, repossess or consent to the return of the property described in the Lease or modify the terms thereof or of any accompanying guaranty. Assignee's knowledge at any time of any breach of or non-compliance with any of the foregoing shall not constitute any waiver by Assignee. Assignor waives notice of acceptance hereof.

All notices hereunder shall be in writing (unless otherwise agreed in writing by the parties) and shall be personally delivered or sent by the United States mail, postage prepaid (certified or registered), or by an overnight express mail service and shall be deemed given when sent to the intended recipient; provided that, notwithstanding the foregoing, when a notice is sent by United States mail, postage prepaid (certified or registered), it shall be deemed received only upon actual receipt. All such notices to Assignor shall be sent to American Technologies Credit, Inc., 18101 Von Karman Avenue, Suite 140-253, Irvine, California, Attention: Chief Financial Officer.

The property covered by the Lease was delivered to Lessee on 04/30/99.

Date 04/30/99                           Lessor-Assignor
    ------------------------
                                        AMERICAN TECHNOLOGIES CREDIT, INC.

                                        By: /s/ IRENE TANIHARA
                                           -------------------------------------
                                        Name: IRENE TANIHARA
                                             -----------------------------------
                                        Title: ASSISTANT VICE PRESIDENT
                                              ----------------------------------